UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 24, 2026

Fifth Third Bancorp
(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza	,	Cincinnati	,	Ohio	45263
(Address of Principal Executive Offices)					(Zip Code)
(800) 972-3030
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	New York Stock Exchange
NYSE Texas
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of
6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITB PrI	New York Stock Exchange
Depositary Shares Representing a 1/40th Ownership Interest in a Share of
6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITB PrA	New York Stock Exchange
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of
4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITB PrK	New York Stock Exchange
Depositary Shares Representing a 1/40th Ownership Interest in a Share of
6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series M	FITB PrM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

Redemption of Bancorp Senior Notes. On September 24, 2026, Fifth Third Bancorp (the “Company”) delivered a redemption notice to Wilmington Trust Company, as trustee (the “Trustee”), for all of the Company’s outstanding 1.707% Fixed Rate/Floating Rate Senior Notes due 2027 (CUSIP No. 316773 DD9), originally issued on November 1, 2021 (the “2021 Notes”), at a cash redemption price (the “Redemption Price”) to be calculated as provided in the 2021 Notes, equal to the $500 million principal amount of the outstanding 2021 Notes plus accrued and unpaid interest to, but excluding, the redemption date of November 1, 2026 (the “Redemption Date”). Pursuant to the terms and conditions of the 2021 Notes, the Company will redeem the 2021 Notes one year prior to their scheduled maturity date of November 1, 2027. Upon completion of the redemption, no 2021 Notes will remain outstanding.

Payment of the Redemption Price will be made on the Redemption Date only upon presentation and surrender of the 2021 Notes to the Trustee. Interest on the 2021 Notes called for redemption will cease to accrue on and after the Redemption Date. Notice of redemption will be sent to the registered holders of the 2021 Notes.

A copy of a press release announcing the notice of the redemption is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – Press Release dated September 24, 2026.

Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

Date: September 24, 2026	/s/ Brennen Willingham

Brennen Willingham
Senior Vice President and Treasurer